UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
(RULE 14a-1)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12
VORNADO REALTY TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2010. Meeting Information VORNADO REALTY TRUST Meeting Type: Annual Meeting For holders as of: March 15, 2010 Date: May 13, 2010 Time: 11:30 AM EDT Location: The Hilton Hasbrouck Heights/Meadowlands 650 Terrace Avenue, Hasbrouck Heights, NJ 07604 You are receiving this communication because you hold shares in the above named company. VORNADO REALTY TRUST 888 SEVENTH AVENUE This is not a ballot. You cannot use this notice to vote NEW YORK, NY 10019 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P91515 See the reverse side of this notice to obtain M22971 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:1. NOTICE AND PROXY STATEMENT 2. 2009 ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: To attend the annual meeting in person, you will need to bring an account statement or other evidence of ownership of these shares as of the close of business on March 15, 2010. Please check the proxy statement for additional information regarding requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. To obtain directions on how to attend the annual meeting contact Investor Relations at 1-201-587-1000. M22972-P91515 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Trustees recommends that you vote FOR the following: 1. Election of Trustees Nominees: 01) Candace K. Beinecke 02) Robert P. Kogod 03) David Mandelbaum 04) Richard R. West The Board of Trustees recommends you vote FOR the following proposals: 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. APPROVAL OF THE 2010 OMNIBUS SHARE PLAN. The Board of Trustees recommends you vote AGAINST the following proposals: 4. SHAREHOLDER PROPOSAL REGARDING MAJORITY VOTING FOR TRUSTEES. 5. SHAREHOLDER PROPOSAL REGARDING THE APPOINTMENT OF AN INDEPENDENT CHAIRMAN. 6. SHAREHOLDER PROPOSAL REGARDING ESTABLISHING ONE CLASS OF TRUSTEES. NOTE: AUTHORIZATION OF THE PROXY HOLDER TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, AND FOR THE ELECTION OF A PERSON TO SERVE AS TRUSTEE IF ANY OF THE NOMINEES ABOVE DECLINES OR IS UNABLE TO SERVE, IN THE DISCRETION OF THE PROXY HOLDER. P91515-M22973

P91515-M22973